UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 N. Ashley Drive, Tampa, Florida		33602

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 9, 2005, Sykes Enterprises, Incorporated issued a press release announcing its financial results for the quarter ended March 31, 2005. The press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) The following exhibit is included with this Report:

Exhibit 99.1	Press release, dated May 9, 2005, announcing the financial results for the quarter ended March 31, 2005.

(Remainder of page intentionally left blank.)

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Group Executive, Senior Vice President - Finance

Date: May 9, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 9, 2005, announcing the financial results for the quarter ended March 31, 2005.